                                                                 EXHIBIT (k)(vi)

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED SEPTEMBER 30, 1998



                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price

                           >
Class A Shares
                                    $ .774
                                   --------
                                    $16.71                         = 4.63%


Class B Shares
                                    $ .660
                                   --------
                                    $15.93                         = 4.14%


Class C Shares
                                    $ .660
                                   --------
                                    $15.94                         = 4.14%


              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE



Formula                        Distribution Rate
                             ---------------------
                                  1 - Tax Rate

Class A Shares


                                     4.63%
                                     -----
                                     1-36%                         = 7.23%

Class B Shares

                                     4.14%
                                     -----
                                     1-36%                         = 6.47%

Class C  Shares

                                     4.14%
                                     -----
                                     1-36%                         = 6.47%


        VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND - CLASS A SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   15.92
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,043.03    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            4.30%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   15.92
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,094.95    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            9.50%   =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   15.92
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,316.19    =    ERV
Inception through 09/30/98                             4.18    =    n

TOTAL RETURN FOR THE PERIOD                            6.79%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   15.92
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,381.55    =    ERV
Inception through 09/30/98                             4.18    =    n

TOTAL RETURN FOR THE PERIOD                            8.04%   =    T


        VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998




Formula                                           ERV - P
                                                 ---------
                                                     P         =    T

Including Payment of the Sales Charge
Net Asset Value                                  $   15.92
Initial Investment                               $1,000.00     =    P
Ending Redeemable Value                          $1,316.19     =    ERV

TOTAL RETURN FOR THE PERIOD                          31.62%    =    T


Excluding Payment of the Sales Charge
Net Asset Value                                  $   15.92
Initial Investment                               $1,000.00     =    P
Ending Redeemable Value                          $1,381.55     =    ERV

TOTAL RETURN FOR THE PERIOD                          38.16%    =    T


        VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND - CLASS B SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV
Including Payment of the CDSC
Net Asset Value                                   $   15.93
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,046.95    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            4.70%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.93
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,086.95    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            8.70%   =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998

                                                          n
Formula                                             P(1+T)     =    ERV


Including Payment of the CDSC
Net Asset Value                                   $   15.93
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,325.73    =    ERV
Inception through 09/30/98                             4.18    =    n

TOTAL RETURN FOR THE PERIOD                            6.98%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.93
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,340.73    =    ERV
Inception through 09/30/98                             4.18    =    n

TOTAL RETURN FOR THE PERIOD                            7.27%   =    T

        VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                           ERV - P
                                                 ---------
                                                     P         =     T
Including Payment of the CDSC
Net Asset Value                                   $   15.93
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,325.73    =    ERV

TOTAL RETURN FOR THE PERIOD                           32.57%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.93
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,340.73    =    ERV

TOTAL RETURN FOR THE PERIOD                           34.07%   =    T


        VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND - CLASS C SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   15.94
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,076.14    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            7.61%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   15.94
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,086.14    =    ERV
One year period ended 09/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            8.61%   =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   15.94
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,341.49    =    ERV
Inception through 09/30/98                             4.18    =    n

TOTAL RETURN FOR THE PERIOD                            7.28%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   15.94
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,341.49    =    ERV
Inception through 09/30/98                             4.18    =    n

TOTAL RETURN FOR THE PERIOD                            7.28%   =    T


        VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula
                                                   ERV - P
                                                  ---------
                                                      P        =    T
Including Payment of the CDSC
Net Asset Value                                   $   15.94
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,341.49    =    ERV

TOTAL RETURN FOR THE PERIOD                           34.15%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   15.94
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,341.49    =    ERV

TOTAL RETURN FOR THE PERIOD                           34.15%   =    T

